Exhibit 9

                     [Letterhead of Oregon State University]

                                   SUBCONTRACT

                                  NO. P0128a-01

THIS AGREEMENT is entered into by and between the STATE OF OREGON acting by and through the STATE BOARD OF HIGHER EDUCATION on behalf of OREGON STATE UNIVERSITY, Contract Administration, 306 Kerr Administration Building, Corvallis, Oregon 97331-2147 hereinafter called UNIVERSITY and SIGA TECHNOLOGIES, 420 Lexington Avenue, Suite 620, New York, NY 10170, hereinafter called CONTRACTOR.

WITNESSETH:

WHEREAS, UNIVERSITY has been awarded Grant No. 1 U01 A148486-01 by Public Health Service, National Institutes of Health entitled "Development of Poxvirus Proteinase Inhibitors", hereinafter called Agreement; and

WHEREAS, UNIVERSITY wishes to subcontract certain duties and it has under the Agreement and CONTRACTOR is desirous and capable of performing the services described in Attachment I (Work Statement), which by reference is made a part hereof;

NOW THEREFORE, in consideration of the mutual promises hereinafter contained, the parties agree to the following conditions:

ARTICLE I. ALLOWABLE COSTS, TERMS AND GENERAL RELATIONSHIP

This Subcontract is entered into pursuant to the general terms and conditions of the Agreement (Exhibit A), CFDA Number 93.856, which is incorporated herein by reference. The allowability of costs under this Subcontract shall be determined in accordance with the provisions of the Federal Acquisition Regulations Subpart
31.2 (Contracts with Commercial Organizations). In the event of an inconsistency or conflict between or among the provisions of this Subcontract and the terms and conditions of Exhibit A, Exhibit A shall control, followed by the pertinent Federal Acquisition Regulations that apply between Government and Commercial organizations, and then followed by this Subcontract. CONTRACTOR shall comply with the terms of Exhibit A as if it was the UNIVERSITY.

CONTRACTOR agrees that in all matters relating to this Subcontract, it shall be acting as an independent contractor and shall assume and pay all liabilities and perform all obligations imposed with respect to the performance of this Subcontract. CONTRACTOR shall have no right, power or authority to create any obligation, expressed or implied, on behalf of UNIVERSITY and/or the funding agency and shall have no authority to represent UNIVERSITY as an agent.

ARTICLE II. THE SERVICE TO BE PERFORMED

CONTRACTOR shall provide services as directed by UNIVERSITY's Principal Investigator, Dr. Dennis E. Hruby, within the scope of Attachment I. Notwithstanding the foregoing, the Principal Investigator cannot and will not control the means and manner of CONTRACTOR's performance. CONTRACTOR is responsible for determining the appropriate means and manner of performing the work.


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                     [Letterhead of Oregon State University]

ARTICLE III. KEY PERSONNEL

It having been determined that the employee whose name appears below or persons approved by UNIVERSITY as persons of substantially equal abilities and qualifications are necessary for the successful performance of this Subcontract, CONTRACTOR shall assign such employee or persons to the performance of this work and shall not reassign or remove any of them without the prior written consent of UNIVERSITY. Whenever one or more of the aforementioned employees is unavailable for assignment or performance of the agreed-upon work, CONTRACTOR shall nominate a substitute of the same or equal qualifications for approval of UNIVERSITY. In the event CONTRACTOR requests that the UNIVERSITY approve a re-assignment or transfer, UNIVERSITY shall have the right to interview, review the qualifications of, and approve or disapprove the proposed replacement.

                                               Dr. C. Hal Jones

ARTICLE IV. THE PERIOD OF PERFORMANCE

The period of performance under this Subcontract shall commence on the date of last signature and terminate August 31, 2001. Performance may be extended for additional periods by mutual consent so long as this Subcontract is extended within 270 days of its expiration. Any extension after termination shall be retroactive to the date of termination. Costs incurred from September 29, 2000, are allowable expenses under this Subcontract.

ARTICLE V. CONSIDERATION, EQUIPMENT, PATENTS AND CLOSEOUT

Total payment by UNIVERSITY for this cost reimbursement Subcontract shall not exceed $15,000 as set out in Attachment II, for the full and complete performance of this Subcontract. CONTRACTOR shall submit invoices with signed certification, detailed by budget line item to UNIVERSITY no more frequently than monthly and shall be promptly reimbursed for allowable costs incurred. The final invoice shall be submitted no later than sixty (60) days after the termination date stated in Article IV.

If equipment is purchased under this Subcontract, title to the equipment shall be as set out in Exhibit A. If equipment is purchased or patents or inventions are developed, CONTRACTOR shall include a list of purchased equipment purchased and a copy of Invention Disclosure with the final invoice.

CONTRACTOR agrees the work will be completed in compliance with all provisions of this Subcontract, and that the claims of any and all persons furnishing labor or materials in performance of the work, will be paid in full with no obligation outstanding that could be the basis of a claim or lien under the applicable federal, state or local laws.

CONTRACTOR also agrees to assign, transfer, set over and release to UNIVERSITY all right, title and interest to any refunds, rebates, credits or other amounts arising out of the performance of this Subcontract due to the UNIVERSITY. CONTRACTOR shall submit invoices to:

                            Oregon State University
                              Research Accounting
                                 P. 0. Box 1086
                            Corvallis, OR 97339-1086


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                     [Letterhead of Oregon State University]

ARTICLE VI. RELEASE OF INFORMATION

Publications resulting from the work performed pursuant to this Subcontract shall be submitted to UNIVERSITY thirty (30) days prior to date of publication. UNIVERSITY may only review the publication. This requirement terminates when this Subcontract terminates.

ARTICLE VII. OWNERSHIP OF WORK PRODUCTS

CONTRACTOR hereby irrevocably grants to UNIVERSITY a perpetual, worldwide royaltyfree, fully paid up non-exclusive license to publish, translate, reproduce, deliver, perform, dispose of, prepare derivative works, and use, in whole or in part, and to authorize others to do so, all materials, data, information or works provided to UNIVERSITY or produced by CONTRACTOR under this Subcontract. CONTRACTOR shall retain all right, title and interest in all materials, data, information or works produced by CONTRACTOR under this Subcontract.

ARTICLE VIII. TERMINATION

This Subcontract may be terminated by mutual consent of both parties or by either party upon thirty (30) days notice. This termination must be in writing and delivered by certified mail or in person. Any such termination of this Subcontract shall be without prejudice to any obligations or liabilities of either party already accrued prior to such termination.

ARTICLE IX. DEFAULT

UNIVERSITY by written notice of default (including breach of contract) to CONTRACTOR may terminate the whole or any part of this Subcontract:

      A. if CONTRACTOR fails to provide services called for by this Subcontract within the time specified herein or any extension thereof; or

      B. if CONTRACTOR fails to perform any of the other provisions of this Subcontract or fails to pursue the work so as to endanger performance of this Subcontract in accordance with its terms, and after receipt of written notice from UNIVERSITY, fails to correct such failures within ten (10) days or such longer period as UNIVERSITY may authorize.

The rights and remedies of UNIVERSITY provided in this Article shall not be exclusive and are in addition to any other rights and remedies provided by law or under this Subcontract.

ARTICLE X. INSURANCE

Unless covered by a State administrated Insurance Fund, CONTRACTOR shall secure at its own expense and keep in effect during the term of this Subcontract either comprehensive general liability insurance with a broad form CGL endorsement or commercial general liability insurance with a minimum limit of $1,000,000 per occurrence and auto liability insurance with a minimum limit of $1,000,000 per occurrence. Insurance policies, which cannot be excess to a self-insurance program, are to be issued by an insurance company authorized to do business in the State of Oregon. State of Oregon, acting by and through


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                     [Letterhead of Oregon State University]

the State Board of Higher Education on behalf of UNIVERSITY and their officers and employees shall be included as additional insureds in said insurance policy.

ARTICLE XI. RESPONSIBILITY FOR DAMAGES

CONTRACTOR shall be responsible for all damage to property, injury to persons, and loss, expense, inconvenience, and delay which may be caused by, or result from, the conduct of work under this Subcontract, or from any act, omission, or neglect of CONTRACTOR, its subcontractors, or employees. CONTRACTOR shall save, defend, indemnify, and hold harmless the State of Oregon, the State Board of Higher Education, UNIVERSITY, and their officers, agents, employees, and members from all claims, suits, and actions of any nature resulting from or arising out of the activities or omissions of CONTRACTOR or its subcontractors, officers, agents, or employees acting under this Agreement.

ARTICLE XII. STATE WORKERS' COMPENSATION

                  The following clause is required in all State of Oregon
            contracts, however it does not apply to contractors or subcontractors performing work under this Subcontract of all work is performed outside Oregon.

CONTRACTOR, its subcontractors, if any, and all employers providing work, labor or materials under this Subcontract are subject employers under the Oregon Workers' Compensation Law and shall comply with ORS 656.017, which requires employers to provide locally available state workers' compensation coverage for all their subject workers. Out-of-state employers must provide Oregon Workers' Compensation coverage for their workers who work in Oregon.

ARTICLE XIII. APPLICABLE LAWS

CONTRACTOR shall comply with all federal, state, county and local laws, ordinances and regulations applicable to this Subcontract. Without limiting the generality of the foregoing, CONTRACTOR expressly agrees to comply with: (1) Title VI of the Civil Rights Act of 1964; (2) Title IX of the Education Amendments of 1972; (3) Section V of the Rehabilitation Act of 1973; (4) the Americans with Disabilities Act of 1990; (5) the administrative rules established pursuant to those laws; and (6) all other applicable requirements of federal and state civil rights and rehabilitation statutes, rules and regulations.

ARTICLE XIV. ANTI-KICKBACK

The Anti-Kickback Act of 1986 was passed to deter subcontractors from making payments for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime contract or a subcontract relating to a prime contract. By acceptance of this Subcontract CONTRACTOR agrees to comply with the following regulations: FAR 3.502 and FAR 52.203-7.

ARTICLE XV. ASSURANCES

Acceptance of this Subcontract constitutes certification that CONTRACTOR:


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                     [Letterhead of Oregon State University]

1. is not presently debarred, suspended, proposed for disbarment declared ineligible or voluntarily excluded from covered transactions by any Federal department or agency.

2.    is not delinquent on any Federal debt.

3. is in compliance with Sections 5151-5160 of the Drug-Free Workplace Act of 1988 (Public Law 100-960, Title V, Subtitle D).

4.    to the best of CONTRACTOR's knowledge and belief:

      a. No Federal appropriated funds have been paid or will be paid, by or on behalf of the CONTRACTOR, to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

      b. If funds other than Federal appropriated funds have been or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or any employee of a member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, CONTRACTOR shall complete and submit Standard Form-LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions.

      c. CONTRACTOR shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

CONTRACTOR shall notify UNIVERSITY immediately if there is any change of status in 1,2,3 or 4 above.

ARTICLE XVI. ACCESS TO RECORDS, COMPLIANCE

CONTRACTOR shall maintain books, records, documents and other evidence and accounting procedures and practices sufficient to reflect properly all costs of whatever nature claimed to have been incurred and anticipated to be incurred for the performance of this Subcontract. The Department of Higher Education, Secretary of State of the State of Oregon, The Public Health Service and their fully authorized representatives shall have access to the books, documents, papers and records of CONTRACTOR which are directly pertinent to the Subcontract for the purpose of making audit, examination, excerpts and transcripts.

For subcontracts exceeding $25,000, CONTRACTOR will permit independent auditors (as defined in the OMB Circulars) to have access to the records and financial statements as necessary to comply with the appropriate OMB Circulars and this Article.


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                     [Letterhead of Oregon State University]

CONTRACTOR agrees to comply with the requirements of 0MB Circular A-133 or A-87, A-21 and A-l10 as appropriate, and to provide UNIVERSITY with copies of any of the independent auditor's reports which present instances of non-compliance with federal laws and regulations which bear directly on the performance or administration of this Subcontract. In cases of such non-compliance, CONTRACTOR will provide copies of responses to auditors' reports and a plan for corrective action. All records and reports prepared in accord with the requirements of OMB Circular A-133 or Circular A-87, A-21 and A-110 as appropriate shall be available for inspection by representatives of UNIVERSITY or the government during normal business hours.

Such books and records shall be maintained by CONTRACTOR for three years from the date of expiration of this Subcontract, unless a shorter period is authorized in writing, or until the audit findings involving the records have been resolved.

CONTRACTOR is responsible for any audit discrepancies involving deviation from the terms of this Agreement, audit disallowances and for any commitments or expenditures in excess of amounts authorized by UNIVERSITY.

Failure to comply with the terms of this Article may lead to Subcontract termination in accordance with Article IX.

ARTICLE XVII. TERMINATION DUE TO NONAPPROPRIATION OF FUNDS

If sufficient funds are not provided in future legislatively approved budgets of the UNIVERSITY (or from applicable federal, state, or other sources) to permit UNIVERSITY in the exercise of its reasonable administrative discretion to continue this Subcontract, or if UNIVERSITY or the program for which this Subcontract was executed is abolished, UNIVERSITY may terminate this Subcontract without further liability by giving CONTRACTOR not less than thirty (30) days notice. In determining the availability of funds from the Oregon legislature for this Subcontract, UNIVERSITY may use the budget adopted for it by the Joint Ways and Means Committee of the Oregon Legislative Assembly.

ARTICLE XVIII. NOTICE

Except as otherwise expressly provided in the Subcontract any communications between the parties hereto or notices to be given hereunder shall be given in writing by personal delivery, facsimile, or mailing the same, postage prepaid, to CONTRACTOR or the UNIVERSITY at the address or number set forth on page 1 of this Subcontract, or to such other addresses, or numbers as either party may hereafter indicate pursuant to this Article. Any communication or notice so addressed and mailed shall be deemed to be given five (5) days after mailing. Any communication or notice delivered by facsimile shall be deemed to be given when the transmitting machine generates receipt of the transmission. To be effective against the UNIVERSITY, such facsimile transmission must be confirmed by telephone notice to the UNIVERSITY. Any communication or notice by personal delivery shall be deemed to be given when actually delivered.


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                     [Letterhead of Oregon State University]

ARTICLE XIX. GOVERNING LAW

All issues of law relating to the governmental authority, and the sovereign and governmental immunities and liabilities, of the State of Oregon and the UNIVERSITY shall be resolved and enforced according to the laws of the State of Oregon, without resort to any jurisdiction's conflict of laws, rules or doctrines. Nothing in this Subcontract shall be construed as a waiver of the State of Oregon's right to be subject to suit only in the courts in Oregon. Further, the State of Oregon, the UNIVERSITY, and their officers, employees and agents shall be subject to no liability or obligation arising out of this Subcontract that would not be recognized and enforced against them by the courts of the State of Oregon.

THIS SUBCONTRACT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES. NO WAIVER, CONSENT, MODIFICATION OR CHANGE OF TERMS OF THIS SUBCONTRACT SHALL BIND EITHER PARTY UNLESS IN WRITING AND SIGNED BY BOTH PARTIES. SUCH WAIVER, CONSENT, MODIFICATION OR CHANGE, IF MADE, SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE GIVEN. THERE ARE NO UNDERSTANDINGS, AGREEMENTS, OR REPRESENTATIONS, ORAL OR WRITTEN, NOT SPECIFIED HEREIN REGARDING THIS SUBCONTRACT. CONTRACTOR, BY SIGNATURE OF ITS AUTHORIZED REPRESENTATIVE, HEREBY ACKNOWLEDGES THAT HE/SHE HAS READ THIS SUBCONTRACT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

IN WITNESS WHEREOF, the parties hereto have executed this Subcontract.

SIGA TECHNOLOGIES                              STATE OF OREGON ACTING BY AND
                                               THROUGH THE STATE BOARD OF
                                               HIGHER EDUCATION ON BEHALF OF
                                               OREGON STATE UNIVERSITY


/s/ Thomas N. Konatich         3-14-01         /s/ Clem LaCava           2/16/01
-----------------------------------------      ---------------------------------
Thomas N. Konatich               Date          Clem LaCava                Date
Vice President -- Chief Financial Officer      Asst. Contract Manager

FEIN: 13 - 3864870                             APPROVED AS TO LEGAL SUFFICIENCY
-----------------------------------------


                                               /s/ Gary M. Candy         2-21-01
                                               ---------------------------------
                                               Asst. Attorney General     Date
                                               State of Oregon 580-300 GE121-01


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                                  Attachment I

                   SUBCONTRACT AGREEMENT BETWEEN OREGON STATE
                     UNIVERSITY AND SIGA TECHNOLOGIES, INC.

                                  ATTACHMENT 1

                              SCOPE OF WORK - 2001

SIGA TECHNOLOGIES, INC. will be responsible in the following three tasks:

Task 1:

Computer analysis and design of an appropriate peptide for use as a ITL proteinase substrate

Task 2:

Develop and purify peptide substrate

Task 3:

Test peptide substrate with ITL-containing extracts and, if cleavage occurs, to optimize assay conditions

                                  Attachment II

                   SUBCONTRACT AGREEMENT BETWEEN OREGON STATE
                      UNIVERSITY AND SIGA TECHNOLOGIES, INC.

                                  ATTACHMENT 2

                                     BUDGET

--------------------------------------------------------------------------------
Supplies
Consumables, plastic ware, media,etc.
                                                                       $ 5,000

Other
Peptide design and synthesis
                                                                       $10,000

TOTAL SUBCONTRACT AMOUNT YEAR 1:
                                                                       $15,000

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                             NOTICE OF GRANT AWARD

RESEARCH PROJECT COOPERATIVE AGREEMENT                    Issue Date: 09/24/2000

Department of Health and Human Services
National Institutes Of Health
NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

Grant Number: 1 U01 AI48486-0l
Principal Investigator: Hruby, Dennis E. MD
Project Title: DEVELOPMENT OF POXVIRUS PROTEINASE INHIBITORS

                                                                     [SEAL]
                                                                    SEP 2000
                                                              OREGON STATE UNIV.
                                                               BUSINESS SERVICES

ASSOC. DIR OF BUSINESS AFFAIRS
OREGON STATE UNIVERSITY
PO BOX 1086
CORVALLIS, OR 97339-1086

Budget Period:  09/29/2000 - 08/31/2001
Project Period: 09/29/2000 - 08/31/2003

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $211,404 (see "Award Calculation" in Section I) to OREGON STATE UNIVERSITY in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 31 USC 6305 & 6306 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


/s/ Annette Hanopole

Annette Hanopole
Grants Management Officer
NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

See additional information below